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                                                                    Exhibit 23.5


                             KOST, FORER AND GABBAY


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent public accountants of Carmel Container Systems Ltd., we hereby consent to incorporation of our included in this Form 10K, into the Company's previously filed Registration Statement File No. 333-61895, and No. 333-55970.

                                       Yours truly,

                                  KOST, FORER and GABBAY
                          Certified Public Accountants (Israel)


March 21, 2002



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